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                                                               Exhibit (j)(1)(i)


                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of Pilgrim Equity Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.


Los Angeles, California
July 2, 2001